**FIRST AMENDMENT TO**
**REVOLVING CREDIT AGREEMENT AND REVOLVING CREDIT NOTE**

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND REVOLVING CREDIT NOTE (this "***Amendment***") is made and entered into as of October 5, 2018 (the "***Effective Date***"), by and between SIMMONS FIRST NATIONAL CORPORATION, an Arkansas corporation ("***Borrower***") and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("***Lender***") and has reference to the following facts and circumstances: (the "***Recitals***"):

A. Borrower and Lender are parties to the Revolving Credit Agreement dated as of October 6, 2017 (as amended, the "***Agreement***"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B. Borrower desires to reduce the Revolving Credit Commitment and to extend the Revolving Credit Period and Lender agrees to said reduction and extension on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1. Recitals. The Recitals are true and correct, and, together with the defined terms set forth herein, are incorporated by this reference.

2. Amendments to Agreement. As of the Effective Date, the Agreement is amended as follows:

(a) Recital A, on page 1 of the Agreement, is deleted and replaced with the following:

A. Borrower applied to Lender for a revolving line of credit in the original principal amount of up to $75,000,000, which will be reduced to up to $50,000,000 as of the First Amendment Effective Date.

(b) The definitions of "***Applicable Fee Percentage***", "***Revolving Credit Commitment***" and "***Revolving Credit Period***" in section 1 (Definitions) of the Agreement are deleted and replaced with the following:

***Applicable Fee Percentage*** means an annual rate of 0.30%.

***Revolving Credit Commitment*** means, subject to any reduction thereof pursuant to Section 2.01(c), $50,000,000.

***Revolving Credit Period*** means the period commencing on the date of this Agreement and ending October 4, 2019; provided, however, that the Revolving Credit Period shall end on the date the Revolving Credit Commitment is terminated pursuant to Section 6 or otherwise.

(c) The following definition of "***First Amendment Effective Date***" is added to Section 1 (Definitions) of the Agreement, in the correct alphabetical order:

***First Amendment Effective Date*** means the "Effective Date", as defined in the First Amendment to Revolving Credit Agreement dated as of October 5, 2018, executed by Borrower and Lender.

(d) Section 5.03(g) (Financial Data) of the Agreement is deleted and replaced with the following:

(g) With reasonable promptness, such other financial information and data as Lender may from time to time reasonably request, including information and documentation reasonably requested by Lender for purposes of compliance with applicable "know your customer" requirements under the USA PATRIOT Act or other applicable anti-money laundering laws.

3. Amendments to Note. As of the Effective Date, the reference to "$75,000,000" at the top of page 1 of the Note is deleted and replaced with "$50,000,000" and the first paragraph on page 1 of the Note is deleted and replaced with the following:

FOR VALUE RECEIVED, on the last day of the Revolving Credit Period, the undersigned, SIMMONS FIRST NATIONAL CORPORATION an Arkansas corporation ("***Borrower***"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association ("***Lender***"), the principal sum of Fifty Million Dollars ($50,000,000) or such lesser sum as may then constitute the aggregate unpaid principal amount of all Revolving Credit Loans made by Lender to Borrower pursuant to the Revolving Credit Agreement (defined below). The aggregate principal amount of Revolving Credit Loans which Lender shall be committed to have outstanding under this Revolving Credit Note (this "***Note***") at any one time shall not exceed $50,000,000, which amount may be borrowed, paid, re-borrowed and repaid, in whole or in part, subject to the terms and conditions of this Note and of the Revolving Credit Agreement.

4. Costs and Expenses. Borrower shall reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, Attorneys' Fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower's existing credit facilities with Lender. Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Loan Documents, and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.

5. References to Agreement. All references in the Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

7. Representations and Warranties. Borrower represents and warrants to Lender that:

(a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing, recording or registration with, any governmental or regulatory instrumentality, authority, body, agency or official or any other Person (except in connection with any securities law filings);

(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any governmental authority or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) all of the representations and warranties made by Borrower in the Agreement and/or in any other Loan Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

8. Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.

10. Notice Required by Section 432.047 R.S. Mo.; No Oral Agreements **ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.** This Amendment, the Agreement and the other Loan Documents may not be changed, nor may any term, condition or Event of Default be waived, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

11. Counterparts. This Amendment may be signed in any number of counterparts (including facsimile counterparts), each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

12. Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of Secretary, duly executed by by the Secretary of Borrower;

(c) a certificate of corporate good standing for Borrower, issued by the Arkansas State Bank Department; and

(d) such other documents and information as reasonably requested by Lender.

Borrower and Lender executed this Amendment as of the Effective Date.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE- BORROWER
REVOLVING CREDIT AGREEMENT AND REVOLVING CREDIT NOTE

Borrower:

SIMMONS FIRST NATIONAL CORPORATION

By: ______________________
Name: Robert A. Fehlman
Title: Senior Executive Vice President- CFO & Treasurer

SIGNATURE PAGE- LENDER
REVOLVING CREDIT AGREEMENT AND REVOLVING CREDIT NOTE

Lender:

U.S. BANK NATIONAL ASSOCIATION

By: Phillip S. Hoerchler
Name: Phillip S. Hoerchler
Title: Vice President